UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  February 1, 2017

AMERIPRISE FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32525	13-3180631
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

55 Ameriprise Financial Center Minneapolis, Minnesota	55474
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (612) 671-3131

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                   Results of Operations and Financial Condition.

On February 1, 2017, Ameriprise Financial, Inc. (the “Company,” “we,” or “our”) issued a press release announcing its financial results for the fourth quarter of 2016.  A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference and furnished herewith. In addition, the Company furnishes herewith, as Exhibit 99.2, its Statistical Supplement for the quarterly period ended December 31, 2016.

We follow accounting principles generally accepted in the United States (“GAAP”). The press release furnished as Exhibit 99.1 and the financial information furnished as Exhibit 99.2 include information on both a GAAP and non-GAAP adjusted basis. Certain non-GAAP performance measures in these exhibits exclude the impact of consolidating certain investment entities (“CIEs”), as well as certain integration/restructuring charges, the impact of our annual review of insurance and annuity valuation assumptions and model changes (“unlocking”), market impact on variable annuity guaranteed benefits, market impact on indexed universal life benefits, market impact of hedges to offset interest rate changes on unrealized gains or losses for certain investments, net realized investment gains (losses) and income (loss) from discontinued operations. Management believes that the presentation of these non-GAAP financial measures better reflects the underlying performance of our 2016 and 2015 core operations and facilitates a more meaningful trend analysis. Exhibits 99.1 and 99.2 also contain certain non-GAAP debt, capital and shareholders’ equity measures, along with financial ratios incorporating such measures that exclude amounts related to one or more of the following: accumulated other comprehensive income (“AOCI”), fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and the impact of consolidating the assets and liabilities of certain CIEs.  Management believes that these non-GAAP debt, capital and shareholders’ equity measures, and the corresponding ratios, better represent our capital structure.  Management uses certain of these non-GAAP measures to evaluate our financial performance on a basis comparable to that used by some securities analysts and investors. Also, certain of these non-GAAP measures are taken into consideration, to varying degrees, for purposes of business planning and analysis and for certain compensation-related matters.

Our non-GAAP financial measures included in Exhibits 99.1 and 99.2, which our management views as important indicators of financial performance, include the following: adjusted net pretax operating margin; adjusted operating earnings; adjusted operating revenues; Ameriprise Financial shareholders’ equity excluding AOCI; Ameriprise Financial shareholders’ equity excluding CIEs; Ameriprise Financial shareholders’ equity excluding CIEs and AOCI; basic operating earnings per share; effective tax rate excluding noncontrolling interests; operating earnings; operating earnings per diluted share; operating effective tax rate; operating expenses; operating general and administrative expense; operating return on equity excluding AOCI; operating total net revenues; pretax operating earnings; pretax operating margin; return on equity excluding AOCI; total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs; total Ameriprise Financial long-term debt excluding fair value of hedges, unamortized discount, debt issuance costs and capital lease obligations; total Ameriprise Financial long-term debt to total Ameriprise Financial capital excluding fair value of hedges, unamortized discount, debt issuance costs, capital lease obligations and equity of CIEs; and various financial measures that exclude the impact of unlocking.

Item 9.01                   Financial Statements and Exhibits.

(d)         Exhibits.

Exhibit No.	Description

Exhibit 99.1	Press Release dated February 1, 2017 announcing financial results for the fourth quarter of 2016

Exhibit 99.2	Statistical Supplement for the quarterly period ended December 31, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

AMERIPRISE FINANCIAL, INC.
(Registrant)

Date: February 1, 2017	By	/s/ Walter S. Berman
Walter S. Berman
Executive Vice President and
Chief Financial Officer